Exhibit 99(c)

Unaudited Operating Segment Results for 2003 and 2002 by Quarter Conformed to Reflect the January 1, 2004, Organizational Changes

GENERAL ELECTRIC CAPITAL CORPORATION

Segment Operations

      Revenues and earnings before accounting changes, by operating segment, of General Electric Capital Services, Inc. (GECS), the sole owner of the common stock of GE Capital (GECC), are summarized and discussed below with a reconciliation to the GECC-only results, for the four quarters and total year of 2003 and 2002. The most significant component of these reconciliations is the exclusion from the Insurance segment at the GECC level of the results of GE Global Insurance Holdings (principally Employers Reinsurance Corporation - ERC), which is not a subsidiary of GECC but is a direct subsidiary of GECS. For purposes of the discussion, earnings before accounting changes is referred to as net earnings.

      As discussed in our 2003 Annual Report on Form 10-K, effective January 1, 2004, we made changes to the way we report our segments. All quarters presented below have been reclassified to conform to this reorganization.

CONSOLIDATED

	2003

(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year

REVENUES
Commercial Finance	$4,776	$5,180	$5,205	$5,652	$20,813
Consumer Finance	2,759	3,046	3,499	3,541	12,845
Equipment & Other Services	964	869	1,479	1,115	4,427
Insurance	6,368	6,792	6,824	6,210	26,194

Total revenues	14,867	15,887	17,007	16,518	64,279
Less portion of revenues not included in GECC	(2,706)	(3,057)	(2,926)	(2,674)	(11,363)

Total revenues as reported in GECC	$12,161	$12,830	$14,081	$13,844	$52,916

NET EARNINGS
Commercial Finance	$870	$832	$1,060	$1,148	$3,910
Consumer Finance	546	514	595	506	2,161
Equipment & Other Services	(258)	(252)	(52)	143	(419)
Insurance	512	508	604	478	2,102

Total earnings before accounting changes	1,670	1,602	2,207	2,275	7,754
Less portion of earnings not included in GECC	(52)	2	(206)	(266)	(522)

Total earnings in GECC before accounting changes	1,618	1,604	2,001	2,009	7,232
Cumulative effect of accounting changes	-	-	(339)	-	(339)

Total net earnings as reported in GECC	$1,618	$1,604	$1,662	$2,009	$6,893

(1)

COMMERCIAL FINANCE

	2003

(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year

REVENUES	$4,776	$5,180	$5,205	$5,652	$20,813
Less portion of revenues not included in GECC	(68)	(74)	(93)	(81)	(316)

Total revenues in GECC	$4,708	$5,106	$5,112	$5,571	$20,497

NET REVENUES
Total revenues	$4,708	$5,106	$5,112	$5,571	$20,497
Interest expense	1,469	1,456	1,394	1,461	5,780

Total net revenues	$3,239	$3,650	$3,718	$4,110	$14,717

NET EARNINGS	$870	$832	$1,060	$1,148	$3,910
Less portion of net earnings not included in GECC	(17)	(15)	(43)	(29)	(104)

Total net earnings in GECC	$853	$817	$1,017	$1,119	$3,806

TOTAL ASSETS	$204,481	$207,175	$201,874	$214,016	$214,016
Less portion of assets not included in GECC	(876)	(568)	132	686	686

Total assets in GECC	$203,605	$206,607	$202,006	$214,702	$214,702

REAL ESTATE
Revenues in GECS	$603	$599	$710	$474	$2,386

Net earnings in GECS	$266	$198	$255	$115	$834

AVIATION SERVICES
Revenues in GECS	$714	$710	$711	$746	$2,881

Net earnings in GECS	$135	$126	$97	$148	$506

REAL ESTATE
Assets in GECS	$29,578	$29,157	$27,336	$27,767	$27,767

AVIATION SERVICES
Assets in GECS	$30,264	$32,305	$32,399	$33,271	$33,271

(2)

CONSUMER FINANCE

	2003

(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year

REVENUES	$2,759	$3,046	$3,499	$3,541	$12,845
Less portion of revenues not included in GECC	22	59	(127)	(65)	(111)

Total revenues in GECC	$2,781	$3,105	$3,372	$3,476	$12,734

NET REVENUES
Total revenues	$2,781	$3,105	$3,372	$3,476	$12,734
Interest expense	573	669	683	758	2,683

Total net revenues	$2,208	$2,436	$2,689	$2,718	$10,051

NET EARNINGS	$546	$514	$595	$506	$2,161
Less portion of net earnings not included in GECC	42	76	(64)	(4)	50

Total net earnings in GECC	$588	$590	$531	$502	$2,211

TOTAL ASSETS	$77,856	$97,117	$96,637	$106,530	$106,530
Less portion of assets not included in GECC	(1,152)	(1,006)	(845)	(595)	(595)

Total assets in GECC	$76,704	$96,111	$95,792	$105,935	$105,935

(3)

EQUIPMENT & OTHER SERVICES

	2003

(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year

REVENUES	$964	$869	$1,479	$1,115	$4,427
Less portion of revenues not included in GECC	21	(2)	172	404	595

Total revenues in GECC	$985	$867	$1,651	$1,519	$5,022

NET EARNINGS	$(258)	$(252)	$(52)	$143	$(419)
Less portion of net earnings not included in GECC	36	45	37	(77)	41

Total net earnings in GECC	$(222)	$(207)	$(15)	$66	$(378)

INSURANCE

	2003

(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year

REVENUES	$6,368	$6,792	$6,824	$6,210	$26,194
Less portion of revenues not included in GECC	(2,681)	(3,040)	(2,878)	(2,932)	(11,531)

Total revenues in GECC	$3,687	$3,752	$3,946	$3,278	$14,663

NET EARNINGS	$512	$508	$604	$478	$2,102
Less portion of net earnings not included in GECC	(113)	(104)	(136)	(156)	(509)

Total net earnings in GECC	$399	$404	$468	$322	$1,593

GE GLOBAL INSURANCE HOLDING (ERC)
Revenues in GECS	$2,693	$3,065	$2,886	$2,956	$11,600

Net earnings GECS	$121	$119	$120	$121	$481

(4)

CONSOLIDATED

	2002

(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year

REVENUES
Commercial Finance	$4,463	$4,854	$4,968	$5,307	$19,592
Consumer Finance	2,372	2,463	2,701	2,730	10,266
Equipment & Other Services	1,421	1,390	1,249	1,485	5,545
Insurance	5,768	5,263	6,197	6,068	23,296

Total revenues	14,024	13,970	15,115	15,590	58,699

Less portion of revenues not included in GECC	(2,494)	(2,177)	(2,614)	(2,595)	(9,880)

Total revenues as reported in GECC	$11,530	$11,793	$12,501	$12,995	$48,819

NET EARNINGS
Commercial Finance	$750	$761	$897	$902	$3,310
Consumer Finance	498	466	467	368	1,799
Equipment & Other Services	(107)	5	(140)	(146)	(388)
Insurance	516	95	327	(1,033)	(95)

Total earnings before accounting changes	1,657	1,327	1,551	91	4,626

Less portion of earnings not included in GECC	(52)	245	207	1,479	1,879

Total earnings in GECC before accounting changes	1,605	1,572	1,758	1,570	6,505
Cumulative effect of accounting changes	(1,015)	-	-	-	(1,015)

Total net earnings as reported in GECC	$590	$1,572	$1,758	$1,570	$5,490

(5)

COMMERCIAL FINANCE

	2002

(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year

REVENUES	$4,463	$4,854	$4,968	$5,307	$19,592
Less portion of revenues not included in GECC	(59)	(73)	(25)	(133)	(290)

Total revenues in GECC	$4,404	$4,781	$4,943	$5,174	$19,302

NET REVENUES
Total revenues	$4,404	$4,781	$4,943	$5,174	$19,302
Interest expense	1,383	1,486	1,540	1,556	5,965

Total net revenues	$3,021	$3,295	$3,403	$3,618	$13,337

NET EARNINGS	$750	$761	$897	$902	$3,310
Less portion of net earnings not included in GECC	(14)	(19)	14	(28)	(47)

Total net earnings in GECC	$736	$742	$911	$874	$3,263

TOTAL ASSETS	$180,389	$191,542	$191,369	$202,462	$202,462
Less portion of assets not included in GECC	(484)	(531)	(641)	(918)	(918)

Total assets in GECC	$179,905	$191,011	$190,728	$201,544	$201,544

REAL ESTATE
Revenues in GECS	$448	$545	$543	$588	$2,124

Net earnings in GECS	$168	$140	$187	$155	$650

AVIATION SERVICES
Revenues in GECS	$568	$683	$741	$702	$2,694

Net earnings in GECS	$98	$121	$133	$102	$454

REAL ESTATE
Assets in GECS	$24,334	$30,144	$29,273	$29,522	$29,522

AVIATION SERVICES
Assets in GECS	$26,797	$27,968	$28,741	$30,512	$30,512

(6)

CONSUMER FINANCE

	2002

(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year

REVENUES	$2,372	$2,463	$2,701	$2,730	$10,266
Less portion of revenues not included in GECC	(104)	(119)	(53)	(157)	(433)

Total revenues in GECC	$2,268	$2,344	$2,648	$2,573	$9,833

NET REVENUES
Total revenues	$2,268	$2,344	$2,648	$2,573	$9,833
Interest expense	477	481	569	578	2,105

Total net revenues	$1,791	$1,863	$2,079	$1,995	$7,728

NET EARNINGS	$498	$466	$467	$368	$1,799
Less portion of net earnings not included in GECC	(17)	(39)	(6)	(55)	(117)

Total net earnings in GECC	$481	$427	$461	$313	$1,682

TOTAL ASSETS	$62,441	$69,039	$72,727	$76,965	$76,965
Less portion of assets not included in GECC	(912)	(343)	(333)	(1,080)	(1,080)

Total assets in GECC	$61,529	$68,696	$72,394	$75,885	$75,885

EQUIPMENT & OTHER SERVICES

	2002

(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year

REVENUES	$1,421	$1,390	$1,249	$1,485	$5,545
Less portion of revenues not included in GECC	19	37	18	44	118

Total revenues in GECC	$1,440	$1,427	$1,267	$1,529	$5,663

NET EARNINGS	$(107)	$5	$(140)	$(146)	$(388)
Less portion of net earnings not included in GECC	58	70	67	66	261

Total net earnings in GECC	$(49)	$75	$(73)	$(80)	$(127)

(7)

INSURANCE

	2002

(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year

REVENUES	$5,768	$5,263	$6,197	$6,068	$23,296
Less portion of revenues not included in GECC	(2,350)	(2,022)	(2,554)	(2,349)	(9,275)

Total revenues in GECC	$3,418	$3,241	$3,643	$3,719	$14,021

NET EARNINGS	$516	$95	$327	$(1,033)	$(95)
Less portion of net earnings not included in GECC	(79)	233	132	1,496	1,782

Total net earnings in GECC	$437	$328	$459	$463	$1,687

GE GLOBAL INSURANCE HOLDING (ERC)
Revenues in GECS	$2,407	$2,076	$2,585	$2,364	$9,432

Net earnings in GECS	$87	$(229)	$(143)	$(1,509)	$(1,794)

(8)